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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    Form 8-K

                                 CURRENT REPORT



                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported): May 31, 2001




                       Williams Communications Group, Inc.
             (Exact name of registrant as specified in its charter)



      Delaware                  1-15343                    73-1462856
  (State or other           (Commission                (I.R.S. Employer
  jurisdiction of           File Number)               Identification No.)
  incorporation)



         One Williams Center, Tulsa, Oklahoma                 74172
       (Address of principal executive offices)             (Zip Code)




        Registrant's telephone number, including area code: 918-573-2000




                                 Not Applicable
          (Former name or former address, if changed since last report)


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Item 5. Other Events.

         Williams Communications Group, Inc. (the "Registrant") has announced it has successfully concluded its agreement to sell Williams Communications Canada Inc. to British Columbia-based TELUS Corporation.


Item 7. Financial Statements and Exhibits.

           The Registrant files the following exhibit as part of this report:

           Exhibit 99.1. Copy of the Registrant's press release, dated May 31, 2001, publicly announcing the event reported herein.

           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  WILLIAMS COMMUNICATIONS GROUP, INC.




Date: June 1, 2001                /s/ SHAWNA L. GEHRES
                                  -------------------------------------------
                                  Name:    Shawna L. Gehres
                                  Title:   Assistant Corporate Secretary



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                                 EXHIBIT INDEX


EXHIBIT
NUMBER         DESCRIPTION
-------        -----------

  99.1         Copy of the Registrant's press release, dated May
               31, 2001, publicly announcing the event reported herein.